Exhibit 99.2

INVESTOR CONFERENCE CALL

January 20, 2016 1

SAFE HARBOR STATEMENT

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning: our expectations, beliefs, plans, intentions and strategies relating to our acquisition of iSIGHT Partners; possible or assumed future results of operations, financial metrics and goals; business strategies and our ability to execute those strategies successfully; financing plans; competitive position; threat landscape; industry environment; strategic and enterprise opportunities and partnerships; potential growth opportunities; potential market opportunities; and future or enhanced offerings.

Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “could,” “seeks,” “estimates,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, the failure to achieve expected synergies and efficiencies of operations between FireEye and iSIGHT; the ability of FireEye and iSIGHT to successfully integrate their respective market opportunities, technology, offerings, personnel and operations; the failure to timely develop and achieve market acceptance of combined offerings; the potential impact on the business of iSIGHT as a result of the acquisition; the loss of any iSIGHT customers; the ability to coordinate strategy and resources between FireEye and iSIGHT; the ability of FireEye and iSIGHT to retain and motivate key employees of iSIGHT; customer demand and adoption of FireEye’s products and services; real or perceived defects, errors or vulnerabilities in our products or services; our ability to react to trends and challenges in its business and the markets in which we operate; our ability to anticipate market needs or develop new or enhanced products and services to meet those needs; our ability to hire and retain critical executives and key employees; our ability to attract new and retain existing customers and expand and train our sales force; the budgeting cycles, seasonal buying patterns and length of our sales cycle; and general market, political, economic, and business conditions; as well as those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in our Form 10-Q filed with the Securities and Exchange Commission on November 5, 2015, which is available on the Investor Relations section of our website at investors.FireEye.com. All forward-looking statements are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made. Any future offering, feature, or related specification that may be referenced in this presentation is for information purposes only and is not a commitment to deliver any offering, technology or enhancement. We reserve the right to modify future product and service plans at any time.

In addition, the preliminary financial results provided in this presentation are based on our current estimates for the fourth quarter of 2015 and remain subject to change based on our ongoing review of results and the subsequent occurrence or identification of events prior to closing of the review and any further adjustments made in connection with our closing and review procedures.

This presentation also includes certain non-GAAP financial measures as defined by the SEC rules. As required by Regulation G, we have provided a reconciliation of those measures to the most directly comparable GAAP measures, which is available in the appendix.

Copyright © 2016, FireEye, Inc. All rights reserved.

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TODAY’S SPEAKERS

DAVE DEWALT, CHAIRMAN OF THE BOARD AND CEO

MIKE BERRY, CHIEF FINANCIAL OFFICER

Copyright © 2016, FireEye, Inc. All rights reserved.

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TODAY'S TOPICS

PRELIMINARY Q4'15 FINANCIAL RESULTS

ACQUISITION OF iSIGHT PARTNERS, A MARKET LEADER IN CYBER THREAT INTELLIGENCE WITH A WELL-KNOWN BRAND AND INTELLIGENCE RESOURCES DEPLOYED ACROSS THE GLOBE

FIREEYE PLATFORM EVOLUTION AND TAM EXPANSION WITH SEGMENTED OFFERINGS

Copyright © 2016, FireEye, Inc. All rights reserved.

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Q4’15 PRELIMINARY RESULTS1

TOTAL BILLINGS IN THE RANGE OF $256 TO $257 MILLION 2

TOTAL REVENUE IN THE RANGE OF $184 TO $185 MILLION

RECORD NUMBER OF NEW LOGO CUSTOMERS, $1M+ DEALS AND TOTAL TRANSACTIONS

NON-GAAP LOSS PER SHARE WITHIN PRIOR GUIDANCE RANGE

POSITIVE Q4’15 OPERATING CASH FLOW BETWEEN $7 AND $9 MILLION; POSITIVE OPERATING CASH FLOW FOR 2015 BETWEEN $35 AND $37 MILLION

1. Based on preliminary review of Q4’15 results. Subject to change.

2. Non-GAAP. Reconciliation of total billings to total revenue in Appendix. Reconciliation of forward guidance ranges not available.

Copyright © 2016, FireEye, Inc. All rights reserved.

5

INTRODUCING iSIGHT PARTNERS

MACHINE + HUMAN ACTIONABLE

INTELLIGENCE INTELLIGENCE = INTELLIGENCE

Copyright © 2016, FireEye, Inc. All rights reserved.

8

FIREEYE ACQUIRES iSIGHT PARTNERS—AT A GLANCE

MARKET LEADER IN THREAT INTELLIGENCE

ACQUISITION PRICE OF APPROXIMATELY $200M IN CASH, PLUS $75 MILLION EARNOUT (CASH AND EQUITY)

~350 EMPLOYEES IN 17 COUNTRIES; HEADQUARTERS IN DALLAS, TX

250+ GOVERNMENT CLIENTS / 90+ COMMERCIAL CLIENTS

2015 BILLINGS ~$50 MILLION, 2015 REVENUE ~$40 MILLION; RATABLE BUSINESS MODEL 90% SUBSCRIPTION/10% SERVICES

EXPECTED TO BE SLIGHTLY ACCRETIVE TO 2016 OPERATING INCOME AND CASH FLOW

Copyright © 2016, FireEye, Inc. All rights reserved.

6

THE KINETIC AND CYBER WORLDS ARE COLLIDING!

TRANSPORTATION

ENERGY

HEALTHCARE

CRIME CYBER CRIME

ESPIONAGE CYBER ESPIONAGE BANKING

WAR CYBER WAR

RETAIL

TERRORISM CYBER TERRORISM

MANUFACTURING

Copyright © 2016, FireEye, Inc. All rights reserved.

THE RISING THREAT TIDE REQUIRES MANY LEVELS OF INTELLIGENCE CAPABILITIES

FireEye + Mandiant + iSIGHT Partners

Global threat researchers at attackers sites
(very unique to hire/deploy)

TARGETED NATURE OF ATTACKS

Global incident responders at victim sites
(very unique to hire/deploy)

ATTACKER SOPHISTICATION

Global presence with customers

TYPES OF ATTACKERS

Strategic customers F500/G2000

10 FT
20 FT
30 FT
40 FT

Copyright © 2016, FireEye, Inc. All rights reserved.

FireEye | 10

FIREEYE GLOBAL THREAT MANAGEMENT PLATFORM POWERED BY iSIGHT PARTNERS

iSIGHTPARTNERS

>250 EXPERTS
across security, analytics, and geo-political domains

17 COUNTRIES

29 LANGUAGES

TRACKING
171K action reports, 35M malware binaries, 22K product vulnerabilities

PRODUCTS

- Better detection efficacy with low false positives
- Coverage for crimeware, hacktivism, critical infrastructure
- Continue to enhance detection as a differentiator

MANDIANT SERVICES

- Intelligence services as a new set of offerings
- Improved compromise assessments

FAAS

- Enhanced differentiation from the MSSPS
- More comprehensive and powerful deliverables

SUBSCRIPTIONS

- Increased adoption of threat intelligence subscriptions
- Premium intelligence subscriptions to monetize the portals
- Deliver an on-premise intelligence hub

Copyright © 2016, FireEye, Inc. All rights reserved.

FireEye | 11

iSIGHT OPENS UP NEW MARKET OPPORTUNITIES AND A SEGMENTED INTELLIGENCE SUITE


OFFERINGS
FIREEYE FORWARD DEPLOYED ANALYST
FIREEYE INTELLIGENCE PORTAL
ADVANCE THREAT INTELLIGENCE
DYNAMIC THREAT INTELLIGENCE
VERTICALIZED THREAT INTELLIGENCE
CAPABILITIES
FIREEYE PRODUCTS
CLOUD
ENDPOINT
NETWORK
FIREEYE INTELLIGENCE HUB (INTEGRATE 3RD PARTY PRODUCTS)
FIREEYE INTELLIGENCE PORTAL
VERTICAL PARTNER PORTALS
MANDIANT SERVICES

Copyright © 2016, FireEye, Inc. All rights reserved.

FireEye | 12

JOURNEY FROM SINGLE PRODUCT TO COMPLETE PLATFORM

MVX ENGINE


MVX

- HARDENED HYPERVISOR
- SCALABLE FROM 1-MM's
- PORTABLE TO MULTIPLE OS's

FIREEYE MPS


FireEye

- WEB/EMAIL
- 1G TO 10G
- 4,000+ CUSTOMERS

FIREEYE GLOBAL THREAT MANAGEMENT PLATFORM


SERVICES
MVX
ENDPOINT
EXPERTISE
INTELLIGENCE
TECHNOLOGY
CLOUD
MVX
NETWORK

- ON-PREMISE WEB, EMAIL, FILE, ENDPOINT AND FORENSICS
- CLOUD-BASED EMAIL, ANALYTICS, MOBILE, AND THREAT INTELLIGENCE SUBSCRIPTION
- FIREEYE AS A SERVICE SUBSCRIPTIONS
- MANDIANT IR AND ASSESSMENT SERVICES

Copyright © 2016, FireEye, Inc. All rights reserved.

FireEye | 13

FIREEYE PLATFORM SEGMENTATION

INCREASES TOTAL ADDRESSABLE MARKET

0 CURRENT PORTFOLIO

Focused on the most mature segments

2 POWER

Continue to innovate for the early adopters and cross-seep the platform

1 ESSENTIALS

Affordable innovation for down market

Mature

tySecuri

Hundreds of Prospects

Advanced

Thousands of Prospects

Concerned

Tens of Thousands of Prospects

Reactive

Hundreds of Thousands of Prospects

Largest and Fastest Growing Security Budgets

Copyright © 2016, FireEye, Inc. All rights reserved.

Smallest Security Budgets

15

FIREEYE GLOBAL THREAT MANAGEMENT PLATFORM EXPANSION

ON AS A THREE FORM FACTORS: CLOUD

PREMISE SERVICE

TWO NEW EDITIONS: POWER ESSENTIALS

Copyright © 2016, FireEye, Inc. All rights reserved.

INTRODUCING

Mike Berry, CFO

Copyright © 2016, FireEye, Inc. All rights reserved.

THE JOURNEY FROM PRODUCT TO PLATFORM: GROWING MIX OF RECURRING SUBSCRIPTION AND SUPPORT

Annual Billings1

$797—$798 2

$677-$678

$591 $512

$257

Millions $130

2012 2013 2014 2015

Recurring subscription & support billings were

69% of 2015 non-Mandiant billings (vs. 56% in 2012)

Product Recurring Subscription & Support Professional Services

1. Non-GAAP. Reconciliation of total billings to total GAAP revenue in Appendix.

2. Based on preliminary review of Q4’15 results. Subject to change.

Copyright © 2016, FireEye, Inc. All rights reserved.

THE JOURNEY FROM PRODUCT TO PLATFORM: VECTORS OF CHANGE

HOW CUSTOMERS BUY

HOW NETWORK ARCHITECTURES ARE

EVOLVING

HOW CUSTOMERS VALUE AND CONSUME THREAT INTELLIGENCE

THREAT ENVIRONMENT

CapEx ? OpEx and As a Service

On-Premise Appliances ? Cloud and

Hybrid Deployments

Free commodity feeds ? actionable, tailored subscriptions

Short-term Reactionary ?

Long-term, Strategic Decisions

Growing

“Standalone” Product Subscriptions

More transactions, more diversified billings by customer

Copyright © 2016, FireEye, Inc. All rights reserved.

THE JOURNEY FROM PRODUCT TO PLATFORM: PRODUCT + PRODUCT SUBSCRIPTIONS BILLINGS

Unattach 2013 ed

0%

DTI

Attached Appliances Product

URL/Attach

50% DB 50%

2014

Unattached 21%

FaaS ETP

TAP Product

Mobile 43% Appliances

DTI URL/Attach DB

ATI ATI+

Attached 36%

$407.0M

2015

Standalone Product Subscription 35%

FaaS

ETP Product

TAP 39% Mobile Appliances

DTI URL/Attach DB

ATI ATI+

Attached Product Subscription 26%

~$540M1

1. Based on preliminary review of Q4’15 results. Subject to change.

Copyright © 2016, FireEye, Inc. All rights reserved.

Q4’15 PRELIMINARY FINANCIAL RESULTS

Q4’15

2 Q4’15 Guidance Preliminary Results

Billings1 $256M - $257M $240M - $260M

Revenue $184M - $185M $182M - $190M

Non-GAAP Loss per share1 In range

Cash flow from Operations $7M - $9M

Ending cash, cash equivalents and

~$1,170M 3 ST investments

1. Non-GAAP. Reconciliation of total billings to total GAAP revenue in Appendix. Reconciliation of forward guidance not available.

2. Approximate, based on preliminary review of Q4’15 results. Subject to change.

3. Approximate balance as of 12/31/15, prior to close of acquisition. Copyright © 2016, FireEye, Inc. All rights reserved.

Q4'15 PRELIMINARY RESULTS: ACCELERATING ADOPTION OF CLOUD AND AS A SERVICE OFFERINGS

PRELIMINARY Q4'15 BILLINGS[1, 2] MIX



Millions
$300
$250
$200
$150
$100
$50
$0
YoY Growth
$256-257
$213
~36%
~30%
~Flat
Recurring subscriptions and support were 61% of total Q4 billings (70% of non-Mandiant billings)
Q4'14
Q4'15
Product
Subscriptions & Support
Professional Svs

HIGHLIGHTS

- Improved performance in international regions
- Continued strong growth in professional services
- Acceleration of customer adoption of cloud-based and As a Service offerings
  - First $1M+ FaaS deals in EMEA and APJ
  - Accelerated transition from EX to cloud Email (ETP)
- YoY growth in product billings impacted by large transactions

1. Non-GAAP. Reconciliation of total billings to total GAAP revenue in Appendix. Reconciliation of forward guidance not available.
2. Approximate, based on preliminary review of Q4'15 results. Subject to change.

Copyright © 2016, FireEye, Inc. All rights reserved.

FireEye | 20

Q4’15 PRELIMINARY RESULTS:

HEALTHY UNDERLYING BUSINESS METRICS

AVERAGE CONTRACT LENGTH (New Recurring Subs & Support)

TRANSACTION VELOCITY

40 35

34

32 32 31 32

30 29 30 30

20

10

Q4’13 Q1’14 Q2’14 Q3’14 Q4’14 Q1’15 Q2’15 Q3’15 Q4’15

NEW CUSTOMERS ADDED

800 740 700

626 621

600

530 500 461 455 433

400 392 300

200

100

0

Q1’14 Q2’14 Q3’14 Q4’14 Q1’15 Q2’15 Q3’15 Q4’15

TRANSACTIONS > $1M

400 375

367

297 299

300

256 243

224 194

200

100

0

Q1’14 Q2’14 Q3’14 Q4’14 Q1’15 Q2’15 Q3’15 Q4’15

Copyright © 2016, FireEye, Inc. All rights reserved.

50 47

43

40

34

30

30 28

26

20

10

10 7

0

Q1’14 Q2’14 Q3’14 Q4’14 Q1’15 Q2’15 Q3’15

iSIGHT PARTNERS TRANSACTION SUMMARY

LEADER IN THREAT INTELLIGENCE WITH ~350 EMPLOYEES IN 17 COUNTRIES

2015 BILLINGS ~$50 MILLION (90% RATABLE), 2015 REVENUE ~$40 MILLION

ACQUISITION PRICE OF APPROXIMATELY $200M IN CASH, PLUS $75M EARNOUT (CASH AND EQUITY)

CLOSED JANUARY 14, 2016; FIREEYE POST-CLOSE CASH BALANCE OF ~$1 BILLION

EXPECTED TO BE SLIGHTLY ACCRETIVE TO OPERATING INCOME AND CASH FLOW

Copyright © 2016, FireEye, Inc. All rights reserved.

JOURNEY FROM PRODUCT TO PLATFORM: CONTINUED FINANCIAL STRENGTH

OFFERINGS ALIGNED TO CUSTOMER PURCHASING PREFERENCES; SEGMENTED OFFERINGS EXPAND ADDRESSABLE MARKET

SOLID Q4 RESULTS; HEALTHY CUSTOMER AND TRANSACTION METRICS AS FINANCIAL MODEL TRANSITIONS TO HIGHER MIX OF SUBSCRIPTIONS

POSITIVE OPERATING CASH FLOW IN 2015

iSIGHT ACQUISITION ENHANCES FIREEYE PLATFORM, INCREASES SUBSCRIPTION BILLINGS AND REVENUE

Copyright © 2016, FireEye, Inc. All rights reserved.
FireEye | 26

KEY DATES

FEBRUARY 11, 2016 FINAL Q4’15 RESULTS AND CONFERENCE CALL

MARCH 8, 2016 ANALYST DAY, NEW YORK CITY

Copyright © 2016, FireEye, Inc. All rights reserved.

THE FUTURE IS BRIGHT FOR 2016

PLATFORM

MVX ON ENDPOINT

CLOUDWALL

ENTERPRISE EDITION OF FIREEYE AS A SERVICE

VIRTUAL MVX

(SOFTWARE ONLY

VERSION)

Copyright © 2016, FireEye, Inc. All rights reserved.

Q&A

Copyright © 2016, FireEye, Inc. All rights reserved.

APPENDIX TO Q4’15

PRELIMINARY RESULTS

NON-GAAP TO GAAP

RECONCILIATION

Copyright © 2016, FireEye, Inc. All rights reserved.

Reconciliation of Q4’ 2015 Preliminary Revenue to

Preliminary Billings

FireEye, Inc.

RECONCILIATION OF NON-GAAP BILLINGS TO REVENUE (Unaudited, in thousands)

GAAP revenue

Add change in deferred revenue Non-GAAP billings

Q4’ 2015

$ 184,000 $ 185,000 72,000 72,000

$256,000 $ 257,000

Copyright © 2016, FireEye, Inc. All rights reserved.

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